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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Shareholders
Lexington Corporate Properties Trust

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                    /s/ KPMG Peat Marwick LLP
                                    KPMG Peat Marwick LLP

New York, New York
April 1, 1998